Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 27, 2005

MICROMUSE INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-23783	943288385
(Commission File Number)	(IRS Employer Identification Number)

139 Townsend Street

San Francisco, California 94107

(Address of Principal Executive Offices, Including Zip Code)

(415) 343-7600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

On June 27, 2005, Micromuse Inc. issued a press release, a copy of which is furnished as Exhibit 99.1, announcing that it has reached an agreement to settle the consolidated securities class action entitled In Re: Micromuse Inc. Securities Litigation, Case No. C-04-0136 SBA, pending in the U.S. District Court for the Northern District of California, against Micromuse and a number of its current and former officers originally filed May 17, 2004. The Company has also settled a related shareholder derivative suit, Sutterfield v. Carney et al., Case No. C-04-0893 SBC, pending in the same court.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROMUSE INC.
(Registrant)

Date: June 27, 2005

	By:	/s/ Nell O’Donnell
	Name:	Nell O’Donnell
	Title:	Senior Vice President and Secretary

EXHIBIT INDEX

Number	Description
99.1	Press Release dated June 27, 2005 of the Registrant.